Revenue	12 Months Ended
Mar. 31, 2026
Revenue [abstract]
Revenue
10)
REVENUE

The Group's main revenue streams are air ticketing, hotel and packages and bus ticketing. Other revenue includes other travel services related to car and rail bookings, ancillary revenue and marketing alliances. Revenue from contract with customers is USD 1,043,991 during the year ended March 31, 2026 (March 31, 2025: USD 978,336, March 31, 2024: USD 782,524).

A. Disaggregation of revenue

The Group has three reportable segments, air ticketing, hotels and packages, and bus ticketing. The Group believes that the disaggregation based on the reportable segments best depicts how the nature, amount, timing and uncertainty of the Group's revenues and cash flows are affected by industry, market and other factors. (refer note 6 and 11)

B. Contract balances

The following table provides information about receivables, contract assets and contract liabilities from contracts with customers.

	As at March 31
	2025	2026
Receivables, which are included in ‘Trade and other receivables’	129,201	148,193
Contract assets	507	83

Contract liabilities and related payables	120,273	113,150
-Payable for deferred bookings	31,739	30,677
-Contract liabilities	88,534	82,473

Non-current	175	147
Current	120,098	113,003
Total contract liabilities and related payables	120,273	113,150

The contract assets primarily relate to the Company’s rights to consideration from travel suppliers in exchange for services that the Company has transferred to the traveler when that right is conditional on the Company’s future performance. The contract assets are transferred to receivables when the rights to consideration become unconditional. This usually occurs when the Group issues an invoice to the travel suppliers as per the contractual terms.

Contract liabilities primarily relate to advances received from customers for travel bookings. Payable for deferred bookings represents amounts collected from end customers for future services, which will be settled with travel service providers upon fulfilment of the booking obligations.

As at March 31, 2025, USD 85,272 (March 31, 2024: USD 66,794) of advance consideration received from customers for travel bookings was reported within contract liabilities, of which USD 69,274 (March 31, 2025: USD 57,612) was applied to revenue and USD 9,229 (March 31, 2025: USD 5,561) was refunded to customers during the year ended March 31, 2026. As at March 31, 2026, the related balance was USD 71,403, which is expected to be utilized within a period of one year.

Contract liabilities also consists of consideration allocated to customer loyalty programs and advances received from Global Distribution System (“GDS”) providers for bookings of airline tickets in future, which is deferred.

As at March 31, 2025, USD 3,262 (March 31, 2024: USD 2,435) of consideration allocated to customer loyalty programs, franchisee fees and advance received from GDS provider for booking of airline tickets in future which is deferred was reported within contract liabilities, of which USD 2,810 (March 31, 2025: USD 2,134) was applied to revenue and USD 56 (March 31, 2025: Nil) was refunded during the year ended March 31, 2026. As at March 31, 2026, the related balance was USD 11,070, which is expected to be utilized within a period of one year.

During the year ended March 31, 2026, the Company has segregated advances received from customers for travel bookings into two categories: Contract Liabilities and Payable for deferred bookings. This change has been made to enhance clarity, improve presentation, and to better reflect the nature of the obligations. Accordingly, the figures for the previous year have been reclassified to conform to the current year's presentation.